SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)


Filed by the Registrant  |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:


|_|  Preliminary Proxy Statement  |_|  Confidential, For Use of the Commission
                                       Only (as permitted by Rule 14a-6(e)(2))

|_|  Definitive Proxy Statement


|X|  Definitive Additional Materials


|_|  Soliciting Material Pursuant to Rules 14a-11(c) or Rule 14a-12

                             Avalon Properties, Inc.
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                (Name of Registrant as Specified in its Charter)


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          (Name of Person(s) Filing Proxy Statement, if Other Than the
                                   Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:


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(2) Aggregate number of securities to which transaction applies:


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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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(4) Proposed maximum aggregate value of transaction:


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(5) Total fee paid:


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|_|  Fee paid previously with preliminary materials:


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|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


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(1)  Amount previously paid:


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(2)  Form, Schedule or Registration Statement no.:


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(3) Filing party:


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(4) Date filed:


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
                            AVALON PROPERTIES, INC.
                            15 River Road, Suite 210
                         Wilton, Connecticut 06897-4064


                                                                    May 26, 1998

Dear Fellow Stockholder:

We have previously sent to you proxy materials for the Special Meeting of Avalon Properties, Inc. on June 4, 1998. YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY RECOMMENDED THAT STOCKHOLDERS VOTE IN FAVOR OF THE PROPOSED MERGER WITH BAY APARTMENT COMMUNITIES, INC.

Because approval of the merger requires the affirmative vote of two-thirds of all outstanding shares, YOUR VOTE IS EXTREMELY IMPORTANT. Remember, if you do not vote, it will have the same effect as a vote against the merger. WHETHER OR NOT YOU HAVE ALREADY DONE SO, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD TODAY IN THE ENVELOPE PROVIDED.

Very truly yours,

/s/ Richard L. Michaux

Richard L. Michaux
Chairman of the Board of Directors of
Avalon Properties, Inc.





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                                    IMPORTANT

          If you have any questions, or need assistance in voting your shares, please
          contact the firm assisting us in the solicitation of proxies:

                           INNISFREE M&A INCORPORATED

                            TOLL-FREE: 1-888-750-5834
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